UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

HUBSPOT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! HUBSPOT, INC. 2023 Annual Meeting of Stockholders Vote by June 5, 2023 11:59 PM Eastern Time HUBSPOT, INC. 2 CANAL PARK CAMBRIDGE, MA 02141 V11246-P92199 You invested in HUBSPOT, INC. and it’s time to vote! You have the right to vote on proposals being presented at the 2023 Annual Meeting of Stockholders. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 6, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 23, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 6, 2023 9:00 AM Eastern Time Virtually at: www.virtualshareholdermeeting.com/HUBS2023*Please check the meeting materials for any special requirements for meeting attendance *No personal information, other than the control above, is necessary to execute a proxy.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Elect four Class III directors to hold office until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified, subject to their earlier resignation or removal. Nominees: 1a. Nick Caldwell 1b. Claire Hughes Johnson 1c. Jay Simons 1d. Yamini Rangan 2. Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and For For For For For For Year 3. Non-binding advisory vote to approve the compensation of the Company’s named executive officers. 4. Non-binding advisory vote on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers. NOTE: To transact such other business that properly comes before the Annual Meeting (including adjournments or postponements thereof).

HIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D73163-P69409 1. Elect three Class II directors to hold office until the 2025 annual meeting of stockholders and until their successors are duly elected and qualified, subject to their earlier resignation or removal. Nominees: 1b. Avanish Sahai 1c. Dharmesh Shah 1a. Lorrie Norrington 2. Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; 3. Non-binding advisory vote to approve the compensation of the Company’s named executive officers; and 4. Approve the HubSpot, Inc. Amended and Restated 2014 Employee Stock Purchase Plan. NOTE: To transact such other business that properly comes before the Annual Meeting (including adjournments or postponements thereof). For For For For For For